CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We consent to the use in this Registration Statement on Form 10-SB of our report included herein dated March 19, 1999, relating to the consolidated financial statements of Medsearch Technologies, Inc. and subsidiaries.




Kempisty & Company
Certified Public Accountants PC
New York, New York
December 1, 1999